Significant Estimates and Concentrations	12 Months Ended
Dec. 31, 2016
Risks and Uncertainties [Abstract]
Significant Estimates and Concentrations
Note 18:	Significant Estimates and Concentrations

Accounting principles generally accepted in the United States of America require disclosure of certain significant estimates and current vulnerabilities due to certain concentrations. Estimates related to the allowance for loan losses are reflected in the note regarding loans. Current vulnerabilities due to certain concentrations of credit risk are discussed in the note on commitments and credit risk. Other significant estimates not discussed in those notes include:

General Litigation

The Company is subject to claims and lawsuits that arise primarily in the ordinary course of business. It is the opinion of management that the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the consolidated financial position, results of operations and cash flows of the Company.

Goodwill

As discussed in Note 1, the Company annually tests its goodwill for impairment. At the most recent testing date, the fair value of the banking reporting unit exceeded its carrying value. Estimated fair value was based principally on forecasts of future income. Management believes it has applied reasonable judgment in developing its estimates; however, unforeseen negative changes in the national, state or local economic environment may negatively impact those estimates in the near term.